SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 29, 2011

                          AVSTAR AVIATION GROUP, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)

         Colorado                       0-30503                  76-0635938
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(State or other jurisdiction  (Commission File Number) (IRS Employer ID Number)
     of incorporation)

               3600 Gessner, Suite 220, Houston, Texas        77063
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              (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code      (713) 965-7582
                                                  ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]     Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     [ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act   (17 CFR 240.14d-2(b))

     [ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

     ITEM  3.02.  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

     On August 22, 2011, Asher Enterprises, Inc. ("Asher") converted $12,000 of the outstanding balance on a convertible promissory note that AvStar Aviation Group, Inc. (the "Company") had previously issued to it into 15.0 million shares of the Company's common stock. On August 29, 2011, Asher converted an additional $8,000 of this outstanding balance into 8,888,889 additional shares of the Company's common stock. On September 7, 2011, Asher converted an additional $8,800 of this outstanding balance into 8.8 million additional shares of the Company's common stock. These conversions left an outstanding principal amount on the sole outstanding convertible promissory note issued by the Company to Asher equal to $50,000.

     The issuances of the preceding shares in connection with the conversion of the Asher note are claimed to be exempt pursuant to Section 4(2) of the Securities Act of 1933 (the "Act") and Rule 506 of Regulation D under the Act. No advertising or general solicitation was employed in offering these securities. The offering and sale was made only to Asher, and subsequent transfers were restricted in accordance with the requirements of the Act.

     The securities issued in connection with the acquisition were not registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements.

ITEM 8.01      OTHER EVENTS.

     On September 20, 2011, the Company issued a press release reporting on various matters. This press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

     The information contained in this Item 8.01 and the related exhibit are "furnished" but not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit
Number   Exhibit Title

99.1 Press Release of AvStar Aviation Group, Inc. dated September 20, 2011 entitled "AvStar Aviation Group, Inc. Updates Reservation System and Convertible Debt; Announces Debit/Loyalty Card Program."

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AVSTAR AVIATION GROUP, INC.


Date: September 20, 2011                /s/  Clayton I. Gamber
                                        -----------------------------------
                                             Clayton I. Gamber,
                                             Chief Executive Officer & President